Exhibit 10.1

Execution Copy

AMENDMENT No. 3, dated as of June 19, 2013 (this “Amendment”), to the Credit Agreement dated as of July 7, 2010, among DYNCORP INTERNATIONAL INC., a Delaware corporation (the “Borrower”), Delta Tucker Holdings, Inc., a Delaware corporation (“Holdings”), the other Guarantors party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Collateral Agent, L/C Issuer and Swing Line Lender and the other parties thereto (as amended by that certain Amendment and Waiver to Credit Agreement dated as of January 21, 2011, Amendment No. 2 to Credit Agreement dated as of August 10, 2011 and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 10.01 of the Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes;

WHEREAS, the Loan Parties desire to amend the Credit Agreement to extend the maturity date of the Revolving Credit Facility and increase the amount of the Revolving Credit Commitments and each Revolving Credit Lender has consented thereto;

WHEREAS, Bank of America, N.A., Citigroup Global Markets Inc., Barclays Bank PLC and Deutsche Bank Securities Inc. are acting as joint lead arrangers and joint bookrunners for the Term B Loans and the Revolving Credit Facility;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. The Credit Agreement is, effective as of the Amendment No. 3 Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto. Schedule 1.01A to the Credit Agreement is, as of the Amendment No. 3 Effective Date, hereby replaced with Schedule 1.01A hereto.

Section 2. Representations and Warranties, No Default. After giving effect to the amendments contained herein, on the Amendment No. 3 Effective Date (as defined below) the Borrower hereby confirms that: (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; (b) the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of the Amendment No. 3 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) and except to the extent such representations and warranties are already qualified by materiality (in which case such representations and warranties shall be true and correct in all respects); and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 3. Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment No. 3 Effective Date”) that the following conditions have been satisfied:

(i) Consents. The Administrative Agent shall have received (a) executed signature pages hereto from Lenders constituting the Required Lenders and each Loan Party and (b) executed signature pages to this Amendment from each Revolving Credit Lender;

(ii) Fees. The Administrative Agent shall have received all fees required to be paid, and all expenses required to be paid or reimbursed under Section 10.04(a) of the Credit Agreement to the extent invoiced;

(iii) Legal Opinions. The Administrative Agent shall have received a legal opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Loan Parties, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;

(iv) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 3 Effective Date certifying that (a) all representations and warranties in Section 2 hereto shall be true and correct as of the date hereof before and after giving effect to this Amendment, as though made on and as of such date and (b) no Default, shall have occurred and be continuing;

(v) Closing Certificates. The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority and (ii) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 3 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 3 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of a Responsible Officer executing the certificate pursuant to clause (ii) above;

(vi) Perfection Certificate and Lien Searches. The Administrative Agent shall have received (i) an updated perfection certificate with respect to the Loan Parties in form and substance consistent with such certificates previously delivered to the Administrative Agent on the Closing Date and (ii) copies of a recent Lien and judgments search in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties;

(vii) Consent Fee. The Administrative Agent shall have received payment from the Borrower, in same day funds, for the account of each Term Lender that delivers an executed counterpart signature page to this Amendment at or prior to 5:00 p.m., New York City time, on June 12, 2013 (such time, the “Deadline”) a consent fee in an aggregate amount equal to 0.125% of the aggregate principal amount of Term Loans held by such Lender as of the Deadline; and

(viii) Upfront Fee. The Administrative Agent shall have received payment from the Borrower, in same day funds, for the account of each Revolving Credit Lender that delivers an executed counterpart signature page to this Amendment at or prior to the Deadline an upfront fee in an aggregate amount equal to (a) 0.35% of the Revolving Credit Exposure and the unused Revolving Credit Commitments of such Revolving Credit Lender as of the Deadline and (b) 0.70% of any new Revolving Credit Commitments of such Revolving Credit Lender.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5. Applicable Law.

(a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 6. Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

Section 7. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 8. WAIVER OF RIGHT TO TRIAL BY JURY.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DYNCORP INTERNATIONAL INC.

By:	/s/ William T. Kansky
Name: William T. Kansky
Title: Senior Vice President and Chief Financial Officer

DELTA TUCKER HOLDINGS, INC.

By:	/s/ William T. Kansky
Name: William T. Kansky
Title: Senior Vice President and Chief Financial Officer

DIV CAPITAL CORPORATION

DTS AVIATION SERVICES LLC

DYNCORP AEROSPACE OPERATIONS LLC

DYNCORP INTERNATIONAL LLC

DYNCORP INTERNATIONAL SERVICES LLC

DYN MARINE SERVICES OF VIRGINIA LLC

HELIWORKS LLC

PHOENIX CONSULTING GROUP, LLC

SERVICES INTERNATIONAL LLC

WORLDWIDE HUMANITARIAN

SERVICES LLC

WORLDWIDE RECRUITING AND STAFFING SERVICES LLC

By:	/s/ William T. Kansky
Name: William T. Kansky
Title: Senior Vice President and Chief Financial Officer

CASALS & ASSOCIATES, INC.

By:	/s/ William T. Kansky
Name: William T. Kansky
Title: Vice President, Chief Financial Officer & Treasurer

[ADDITIONAL LENDER SIGNATURES OMITTED]